SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 9, 2001

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

404 E. Huntington Drive, Monrovia, CA	91016
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (626) 471-6000

Item 5. Other Events.

On July 9, 2001, SeeBeyond Technology Corporation (the “Registrant”) effected a change in its state of incorporation to Delaware by means of a merger of the Registrant with and into a wholly-owned Delaware subsidiary of the Registrant.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

	By:	/s/ BARRY J. PLAGA
Barry J. Plaga
Senior Vice President and Chief Financial Officer
Dated: February 19, 2002